Exhibit 99.1

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	David Castille	Kendra Kimmons
	Managing Director, Treasury/Finance	Managing Director, Marketing & Communications
	(225) 299-3391	(225) 299-3720
	david.castille@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS REPORTS FIRST QUARTER FINANCIAL RESULTS

AMEDISYS TO HOST CONFERENCE CALL MAY 4, 2016 AT 11:00 A.M. ET

BATON ROUGE, Louisiana (May 3, 2016) — Amedisys, Inc. (NASDAQ: AMED), a leading home health and hospice company, today reported its financial results for the three-month period ended March 31, 2016.

Three-Month Periods Ended March 31, 2016 and 2015

•	Net service revenue increased $47.2 million or 15.6% to $348.8 million compared to $301.6 million in 2015.

•	Net income attributable to Amedisys, Inc. increased $41.2 million or 117.7% to $6.2 million compared to $35.0 million net loss attributable to Amedisys, Inc. in 2015.

•	Net income attributable to Amedisys, Inc. per diluted share increased $1.26 or 117.8% to $0.19 compared to $1.07 net loss attributable to Amedisys, Inc. per diluted share in 2015.

Adjusted Results*

•	Adjusted net income attributable to Amedisys, Inc. of $10.9 million compared to adjusted net income attributable to Amedisys, Inc. of $9.8 million in 2015.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $0.33 compared to adjusted net income attributable to Amedisys, Inc. per diluted share of $0.30 in 2015.

•	Adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) of $23.9 million compared to $26.4 million in 2015.

Paul B. Kusserow, President and Chief Executive Officer stated, “We are very pleased with our first quarter results and the progress we have made executing on our strategy. We generated strong organic growth across home health and hospice and closed on our first acquisition of a personal care company – Associated Home Care. We also remain focused on clinical distinction, becoming an employer of choice and operational excellence, and are confident in our ability to deliver on the efficiencies outlined in our plan and promised to our investors.”

We urge caution in considering the current trends disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com. We disclaim any obligations to update disclosed information on trends.

*	See pages 8 & 9 for explanation of certain items and the reconciliations of non-GAAP financial measures to GAAP measures.

Earnings Call and Webcast Information

To participate on the conference call, please call a few minutes before 11:00 a.m. ET to either (877) 524-8416 (Toll-Free) or (412) 902-1028 (Toll). A replay of the conference call will be available through June 1, 2016 by dialing (877) 660-6853 (Toll-Free) or (201) 612-7415 (Toll) and entering conference ID #13635831.

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Amedisys, Inc. (the “Company”) is headquartered in Baton Rouge, Louisiana and our common stock trades on the NASDAQ Global Select Market under the symbol “AMED”.

Additional information

Our company website address is www.amedisys.com. We use our website as a channel of distribution for important company information. Important information, including press releases, analyst presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. We also use our website to expedite public access to time-critical information regarding our company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information. Therefore, investors should look to the Investor Relations subpage of our website for important and time-critical information. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, changes in or our failure to comply with existing Federal and State laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the home health industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services due to the economic downturn and deficit spending by Federal and State governments, future cost containment initiatives undertaken by third-party payors, our access to financing due to the volatility and disruption of the capital and credit markets, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate and manage our information systems, our ability to comply with requirements stipulated in our corporate integrity agreement and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures as defined under SEC rules: EBITDA, defined as net income (loss) attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, adjusted EBITDA, defined as EBITDA excluding certain other items, adjusted net income attributable to Amedisys, Inc., defined as net income (loss) attributable to Amedisys, Inc. excluding certain other items, and adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income (loss) attributable to Amedisys, Inc. common stockholders per diluted share excluding certain other items. In accordance with SEC rules, we have provided herein a reconciliation of these non-GAAP financial measures to the most directly comparable measures under GAAP. Management believes that these are useful gauges of our performance and are common measures used in our industry to assess relative financial performance among companies.

AMEDISYS, INC. AND SUBSIDIARIES

SELECT CONSOLIDATED FINANCIAL STATEMENT DATA AND SUPPLEMENTAL INFORMATION

(Amounts in thousands, except share, per share data and statistical information)

Balance Sheet Information

	March 31, 2016	December 31, 2015
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$7,824	$27,502
Patient accounts receivable, net of allowance for doubtful accounts of $16,751 and $16,526	153,860	125,010
Prepaid expenses	9,086	8,110
Other current assets	5,959	14,641

Total current assets	176,729	175,263
Property and equipment, net of accumulated depreciation of $143,277 and $141,793	43,963	42,695
Goodwill	285,124	261,663
Intangible assets, net of accumulated amortization of $25,885 and $25,386	43,548	44,047
Deferred income taxes	121,367	125,245
Other assets, net	34,914	32,802

Total assets	$705,645	$681,715

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$33,627	$25,682
Payroll and employee benefits	82,837	72,546
Accrued expenses	63,903	71,965
Current portion of long-term obligations	20,000	5,000

Total current liabilities	200,367	175,193
Long-term obligations, less current portion	90,565	91,630
Other long-term obligations	3,934	4,456

Total liabilities	294,866	271,279

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 34,849,466 and 34,786,966 shares issued; and 33,340,512 and 33,607,282 shares outstanding	35	35
Additional paid-in capital	510,881	504,290
Treasury stock at cost, 1,508,954 and 1,179,684 shares of common stock	(39,529)	(26,966)
Accumulated other comprehensive income	15	15
Retained earnings	(61,593)	(67,806)

Total Amedisys, Inc. stockholders’ equity	409,809	409,568
Noncontrolling interests	970	868

Total equity	410,779	410,436

Total liabilities and equity	$705,645	$681,715

Statement of Operations Information (unaudited)

	For the Three-Month Periods Ended March 31,
	2016	2015
Net service revenue	$348,817	$301,572
Cost of service, excluding depreciation and amortization	201,837	170,961
General and administrative expenses:
Salaries and benefits	76,717	68,555
Non-cash compensation	4,070	2,384
Other	46,717	33,070
Provision for doubtful accounts	3,940	2,976
Depreciation and amortization	4,473	6,537
Asset impairment charge	—	75,193

Operating expenses	337,754	359,676

Operating income (loss)	11,063	(58,104)
Other (expense) income:
Interest income	22	22
Interest expense	(1,112)	(2,426)
Equity in (loss) earnings from equity method investments	(5)	1,951
Miscellaneous, net	735	2,134

Total other (expense) income, net	(360)	1,681

Income (loss) before income taxes	10,703	(56,423)
Income tax (expense) benefit	(4,388)	21,591

Net income (loss)	6,315	(34,832)
Net income attributable to noncontrolling interests	(102)	(177)

Net income (loss) attributable to Amedisys, Inc.	$6,213	$(35,009)

Basic earnings per common share:
Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.19	$(1.07)
Weighted average shares outstanding	32,920	32,739

Diluted earnings per common share:
Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.19	$(1.07)
Weighted average shares outstanding	33,508	32,739

Cash Flow and Days Revenue Outstanding, Net Information

	For the Three-Month Periods Ended March 31,
	2016	2015
Net cash provided by operating activities	$12,244	$14,483
Net cash used in investing activities	(34,154)	(2,068)
Net cash provided by (used in) financing activities	2,232	(17,315)

Net decrease in cash and cash equivalents	(19,678)	(4,900)
Cash and cash equivalents at beginning of period	27,502	8,032

Cash and cash equivalents at end of period	$7,824	$3,132

Days revenue outstanding, net (1)	38.9	32.1

(1)	Our calculation of days revenue outstanding, net at March 31, 2016 and 2015 is derived by dividing our ending patient accounts receivable (i.e., net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three-month periods ended March 31, 2016 and 2015, respectively.

Supplemental Information - Home Health

	For the Three-Month Periods Ended March 31,
	2016	2015
Financial Information (in millions):
Medicare	$206.8	$187.3
Non-Medicare	65.9	54.1

Net service revenue	272.7	241.4
Cost of service	160.8	138.7

Gross margin	111.9	102.7
Other operating expenses	75.7	66.9

Operating income	$36.2	$35.8

Key Statistical Data:
Medicare:
Same Store Volume (1):
Revenue	4%	6%
Admissions	4%	3%
Recertifications	4%	(1%)
Total (2):
Admissions	50,418	45,351
Recertifications	26,023	24,359
Completed episodes	72,032	65,311
Visits	1,311,371	1,168,250
Average revenue per completed episode (3)	$2,812	$2,794
Visits per completed episode (4)	17.4	17.2

Non-Medicare:
Same Store Volume (1):
Revenue	22%	20%
Admissions	10%	17%
Recertifications	23%	15%
Total (2):
Admissions	25,567	23,149
Recertifications	9,826	7,988
Visits	527,969	437,465

Total (2):
Cost per Visit	$87.45	$86.33
Visits	1,839,340	1,605,715

(1)	Same store Medicare and Non-Medicare revenue, admissions or recertifications growth is the percent increase (decrease) in our Medicare and Non-Medicare revenue, admissions or recertifications for the period as a percent of the Medicare and Non-Medicare revenue, admissions or recertifications of the prior period.
(2)	Based on continuing operations for all periods presented, which includes acquisitions.
(3)	Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care which includes the impact of sequestration.
(4)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Supplemental Information - Hospice

	For the Three-Month Periods Ended March 31,
	2016	2015
Financial Information (in millions):
Medicare revenue	$68.7	$56.5
Non-Medicare revenue	4.3	3.7

Net service revenue	73.0	60.2
Cost of service	38.8	32.3

Gross margin	34.2	27.9
Other operating expenses	17.9	15.2

Operating income	$16.3	$12.7

Key Statistical Data:
Same Store Volume (1):
Medicare revenue	22%	2%
Non-Medicare revenue	16%	13%
Hospice admissions	19%	7%
Average daily census	22%	1%

Total (2):
Hospice admissions	5,430	4,564
Average daily census	5,507	4,542
Revenue per day, net	$145.65	$147.26
Cost of service per day	$77.36	$79.12
Average length of stay	96	91

(1)	Same store Medicare and Non-Medicare revenue, Hospice admissions or average daily census growth is the percent increase (decrease) in our Medicare and Non-Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare and Non-Medicare revenue, Hospice admissions or average daily census of the prior period.
(2)	Based on continuing operations for all periods presented, which includes acquisitions.

Supplemental Information - Corporate

	For the Three-Month Periods Ended March 31,
	2016	2015
Financial Information (in millions):
Other operating expenses	$39.0	$26.8
Depreciation and amortization	2.9	4.6

Total before impairment (1)	$41.9	$31.4

(1)	Total of $106.6 million on a GAAP basis for the three-month period ended March 31, 2015.

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL STATEMENTS

(Amounts in thousands)

(Unaudited)

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA

	For the Three-Month Periods Ended March 31,
	2016	2015
Net income (loss) attributable to Amedisys, Inc.	$6,213	$(35,009)
Add:
Income tax expense (benefit)	4,388	(21,591)
Interest expense, net	1,090	2,404
Depreciation and amortization	4,473	6,537

EBITDA (1)	16,164	(47,659)
Add:
Certain items (2)	7,766	74,040

Adjusted EBITDA (3)	$23,930	$26,381

Adjusted Net Income Attributable to Amedisys, Inc. Reconciliation:

	For the Three-Month Periods Ended March 31,
	2016	2015
Net income (loss) attributable to Amedisys, Inc.	6,213	(35,009)
Add:
Certain items (2)	4,698	44,794

Adjusted net income attributable to Amedisys, Inc. (4)	$10,911	$9,785

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share:

	For the Three-Month Periods Ended March 31,
	2016	2015
Net income (loss) attributable to Amedisys, Inc. common stockholders per diluted share	0.19	(1.07)
Add:
Certain items (2)	0.14	1.37

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share (5)	$0.33	$0.30

(1)	EBITDA is defined as net income (loss) attributable to Amedisys, Inc. before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
(2)	The following details the certain other items for the three-month periods ended March 31, 2016 and 2015:

	For the Three-Month Periods Ended March 31,
	2016 (Income) Expense	2015 (Income) Expense
HCHB implementation	$2,440	$—
Acquisition costs	1,704	—
Legal fees—non-routine	1,517	—
Legal settlements	(541)	(818)
Inventory and Data Security Reporting	—	2,121
Asset impairment	—	75,193
Restructuring activity	2,210	—
Miscellaneous, other (income) expense, net	436	(2,456)

Total	$7,766	$74,040

Net of tax	$4,698	$44,794

Diluted EPS	$0.14	$1.37

(3)	Adjusted EBITDA is defined as net income (loss) attributable to Amedisys, Inc. before provision for income taxes, net interest expense, depreciation and amortization excluding certain other items as described in footnote 2. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
(4)	Adjusted net income attributable to Amedisys, Inc. is defined as net income (loss) attributable to Amedisys, Inc. excluding certain other items as described in footnote 2. Adjusted net income attributable to Amedisys, Inc. should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted net income attributable to Amedisys, Inc. may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP measure in the same manner.
(5)	Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income (loss) per share excluding the earnings per share effect of certain other items as described in footnote 2. Adjusted net income attributable to Amedisys, Inc. should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted net income attributable to Amedisys, Inc. may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP measure in the same manner.